                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant                                                [X]
Filed by a party other than the registrant                             [ ]


Check the appropriate box:
         [ ]      Preliminary proxy statement
         [ ]      Confidential, for use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [X]      Definitive proxy statement
         [ ]      Definitive additional materials
         [ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  TEKGRAF, INC.
    ------------------------------------------------------------------------
                 Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to which transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  (4)      Proposed maximum aggregate value of transaction:

                  (5)      Total fee paid:


         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:

                  (2)      Form, Schedule or Registration Statement No.:

                  (3)      Filing Party:

                  (4)      Date Filed:

                                  TEKGRAF, INC.
                               645 HEMBREE PARKWAY
                                     SUITE J
                             ROSWELL, GEORGIA 30076
                                 (770) 442-6060

                                                                  April 30, 1999


Dear Shareholder:

         We cordially invite you to attend the Annual Meeting of Shareholders of Tekgraf, Inc. to be held on Wednesday, May 26, 1999 at 10:00 a.m. local time at the Crowne Plaza Atlanta Airport Hotel located at 1325 Virginia Avenue, Atlanta, Georgia 30344. At the Annual Meeting the Board of Directors will ask you:

         1) to elect four directors to serve on Tekgraf's Board of Directors, each for a one-year term;
         2) to ratify the appointment of PricewaterhouseCoopers LLP as Tekgraf's independent public accountants for the year ending December 31, 1999;
         3) to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder from 300,000 to 600,000; and
         4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         We have enclosed a copy of Tekgraf's Annual Report on Form 10-K. We encourage you to read the Annual Report. It includes Tekgraf's audited financial statements for the year ended December 31, 1998 as well as information about Tekgraf's operations, markets, products and services.

         We urge you to carefully review the enclosed materials. Regardless of whether you plan to attend the Annual Meeting, we ask that you read the information on the following pages and promptly submit your proxy card in the enclosed postage paid envelope. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.

         Your vote is very important, and we appreciate your cooperation in considering and acting on the matters presented.

                                              Sincerely,

                                              /s/ William M. Rychel
                                              ----------------------------------
                                              William M. Rychel
                                              Interim Chief Executive Officer

                                  TEKGRAF, INC.
                               645 HEMBREE PARKWAY
                                     SUITE J
                             ROSWELL, GEORGIA 30076
                                 (770) 442-6060


                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 26, 1999

                    ----------------------------------------



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Tekgraf, Inc. will be held on Wednesday, May 26, 1999 at 10:00 a.m. local time at the Crowne Plaza Atlanta Airport Hotel located at 1325 Virginia Avenue, Atlanta, Georgia 30344, for the following purposes:

         1. to elect four directors to serve on Tekgraf's Board of Directors, each for a one-year term (Proposal 1);

         2. to ratify the appointment of PricewaterhouseCoopers LLP as Tekgraf's independent public accountants for the year ending December 31, 1999 (Proposal 2);

         3. to approve an amendment to Tekgraf's 1997 Stock Option Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder from 300,000 to 600,000 (Proposal 3); and

         4. to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on Friday, April 16, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Only record holders of Tekgraf's Class A Common Stock and Class B Common Stock at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.


                                          By Order of the Board of Directors

                                          /s/ William M. Rychel
                                          --------------------------------------
                                          William M. Rychel
                                          Interim Chief Executive Officer


April 30, 1999



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU
 PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE
  ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH,
          REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

SUMMARY...........................................................................................................2
INTRODUCTION......................................................................................................4
ANNUAL MEETING....................................................................................................4
      Outstanding Shares and Voting Rights........................................................................4
      Proxies.....................................................................................................5
ELECTION OF DIRECTORS.............................................................................................6
      Required Vote and Related Matters...........................................................................6
      Information as to Director Nominees and Executive Officers..................................................6
      Director Nominees...........................................................................................7
      Other Executive Officers....................................................................................7
      Key Personnel...............................................................................................7
      Committees of the Board of Directors and Related Matters....................................................8
      Certain Relationships and Related Transactions..............................................................8
      Compliance with Section 16(a) of the Exchange Act..........................................................10
      Executive Compensation ....................................................................................11
      Employment and Severance Agreements and Related Matters....................................................12
      Option Grants..............................................................................................13
      Option Exercises and Holdings..............................................................................13
      Compensation of the Company's Directors....................................................................14
      Compensation Committee Interlocks and Insider Participation................................................14
      Compensation Committee Report on Executive Compensation....................................................14
      Comparative Company Performance............................................................................16
      Beneficial Ownership of Capital Stock......................................................................17
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS....................................................19
      Required Vote and Related Matters..........................................................................19
APPROVAL OF THE PROPOSED AMENDMENT TO THE 1997 STOCK OPTION PLAN.................................................20
      Description of the Plan....................................................................................20
      Federal Income Tax Consequences of the Plan................................................................21
      Required Vote and Related Matters..........................................................................22
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS.....................................................................23
VOTING PROCEDURES................................................................................................23
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE................................................................23
AVAILABLE INFORMATION............................................................................................23
OTHER MATTERS....................................................................................................24
APPENDIX A......................................................................................................A-1

                                  TEKGRAF, INC.
                               645 HEMBREE PARKWAY
                                     SUITE J
                             ROSWELL, GEORGIA 30076
                                 (770) 442-6060


                         -------------------------------

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 26, 1999

                         -------------------------------


         The Board of Directors of Tekgraf, Inc. ("Tekgraf," the "Company," or "we") is soliciting your proxy for use at the Annual Meeting of Shareholders of Tekgraf to be held at 10:00 a.m. local time on Wednesday, May 26, 1999 at the Crowne Plaza Atlanta Airport Hotel located at 1325 Virginia Avenue, Atlanta, Georgia 30344, and at any adjournments thereof. This Proxy Statement and the accompanying proxy card are first being mailed to the shareholders of Tekgraf on or about May 4, 1999.

         At the Annual Meeting, shareholders will be asked:

         1) to elect four directors to serve on the Company's Board of Directors, each for a one-year term;
         2) to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 1999;
         3) to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder from 300,000 to 600,000; and
         4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


                            -------------------------

  YOU SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED IN THIS PROXY
                  STATEMENT BEFORE RETURNING YOUR PROXY CARD.

                           -------------------------

              THE DATE OF THIS PROXY STATEMENT IS APRIL 30, 1999.

                                     SUMMARY

The following is a summary of certain information contained in this Proxy Statement. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement. Shareholders are urged to review carefully the entire Proxy Statement, including the documents incorporated by reference herein and Appendix A attached hereto.

Date, Time, Place of
   Meeting and Matters to be
   Presented for Action..........   The Annual Meeting of Shareholders of
                                    Tekgraf will be held on Wednesday, May 26,
                                    1999 at 10:00 a.m. local time at the Crowne
                                    Plaza Atlanta Airport Hotel located at 1325
                                    Virginia Avenue, Atlanta, Georgia 30344.

                                    At the Annual Meeting, and at any
                                    adjournments thereof, shareholders will be asked: (i) to elect four directors to serve on the Company's Board of Directors, each for a one-year term (Proposal 1, see page
                                    6); (ii) to ratify the appointment of
                                    PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 1999 (Proposal 2, see page 19); (iii) to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Class A
                                    Common Stock reserved for issuance
                                    thereunder from 300,000 to 600,000 (Proposal
                                    3, see page 20); and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. See "Introduction" and "Annual
                                    Meeting."

Record Date......................   Only shareholders of record at the close of
                                    business on Friday, April 16, 1999 are
                                    entitled to notice of and to vote at the
                                    Annual Meeting or any adjournment thereof.
                                    See "Annual Meeting -- Outstanding Shares
                                    and Voting Rights -- Record Date."

Quorum...........................   The holders of a majority of the votes of
                                    the shares of common stock, including both
                                    the Class A Common Stock and the Class B
                                    Common Stock, issued and outstanding and
                                    entitled to vote, present in person or
                                    represented by proxy, shall constitute a
                                    quorum. See "Annual Meeting -- Outstanding
                                    Shares and Voting Rights -- Quorum."

Voting Rights and Related
   Matters.......................   Each holder of Class A Common Stock is
                                    entitled to one vote per share with respect
                                    to all matters, including the election of
                                    directors. Each holder of Class B Common
                                    Stock is entitled to five votes per share
                                    with respect to all matters, including the
                                    election of directors. Shares of Class A
                                    Common Stock and Class B Common Stock
                                    (sometimes referred to collectively herein
                                    as the "Common Stock") will vote as a single
                                    group with respect to all matters set forth
                                    in the Notice of Annual Meeting of
                                    Shareholders. Directors will be elected by a
                                    plurality of the votes cast by the shares
                                    entitled to vote. The affirmative vote of a
                                    majority of the total votes cast is required
                                    both to ratify the appointment of
                                    PricewaterhouseCoopers LLP as the Company's
                                    independent public accountants for the year
                                    ending December 31, 1999 and to approve the
                                    proposed amendment to the Company's 1997
                                    Stock Option Plan. See

                                    "Annual Meeting -- Outstanding Shares and
                                    Voting Rights -- Voting Rights and Related
                                    Matters."

Dissenters' Rights...............   Shareholders have no dissenters' rights in
                                    connection with the approval of any of the
                                    matters to be presented at the Annual
                                    Meeting. See "Annual Meeting -- Outstanding
                                    Shares and Voting Rights -- Dissenters'
                                    Rights."

Revocability of Proxies..........   A shareholder giving a proxy in the form
                                    accompanying this Proxy Statement has the
                                    power to revoke the proxy prior to its
                                    exercise. A proxy may be revoked by: (i)
                                    delivering a written notice of revocation to
                                    the Chief Financial Officer of the Company
                                    prior to the Annual Meeting; (ii) delivering
                                    to the Chief Financial Officer of the
                                    Company a duly executed proxy bearing a
                                    later date; or (iii) attending the Annual
                                    Meeting and voting in person. See "Annual
                                    Meeting -- Proxies."

Board Recommendations............   The Board has approved and recommends the
                                    approval by the shareholders of: (i) the
                                    election of four directors to serve on the
                                    Company's Board of Directors, each for a one
                                    year term; (ii) the ratification of the
                                    appointment of PricewaterhouseCoopers LLP as
                                    the Company's independent public accountants
                                    for the year ending December 31, 1999; and
                                    (iii) the approval of an amendment to the
                                    Company's 1997 Stock Option Plan to increase
                                    the number of shares of Class A Common Stock
                                    reserved for issuance thereunder from
                                    300,000 to 600,000.

                                  INTRODUCTION

This Proxy Statement is being furnished to the shareholders of the Company in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Wednesday, May 26, 1999 at 10:00 a.m. local time at the Crowne Plaza Atlanta Airport Hotel located at 1325 Virginia Avenue, Atlanta, Georgia 30344.

At the Annual Meeting, shareholders will be asked: (i) to elect four directors to serve on the Company's Board of Directors, each for a one-year term (Proposal
1); (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 1999 (Proposal 2); (iii) to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder from 300,000 to 600,000 (Proposal 3); and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.


                                 ANNUAL MEETING

OUTSTANDING SHARES AND VOTING RIGHTS

Record Date. Only holders of Class A Common Stock and Class B Common Stock of record at the close of business on Friday, April 16, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At the close of business on that date, the Company had outstanding 3,169,165 shares of Class A Common Stock, consisting of 2,100,000 publicly-traded shares and 1,069,165 unregistered shares, held of record by approximately 41 persons and held in street name by approximately 1,757 additional persons, and 3,159,166 shares of Class B Common Stock held of record by approximately 19 persons.

Quorum. The Company's by-laws provide that the holders of a majority of the votes of the shares of common stock, including both Class A Common Stock and Class B Common Stock, issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. An abstention, however, will not be counted as a vote "for" or "against" a proposal and will have no legal effect on the vote on a proposal. Broker non-votes will be deemed not entitled to vote on any proposals and, therefore, will have no legal effect on the vote on such proposals.

Voting Rights and Related Matters. Each holder of Class A Common Stock is entitled to one vote per share with respect to all matters, including the election of directors. Each holder of Class B Common Stock is entitled to five votes per share with respect to all matters, including the election of directors. Accordingly, the outstanding shares of Class A Common Stock are entitled to vote a total of 3,169,165 votes and the outstanding shares of Class B Common Stock are entitled to vote a total of 15,795,830 votes. Class A Common Stock and Class B Common Stock will vote as a single group with respect to all matters set forth in the Notice of the Annual Meeting. There is no cumulative voting of shares. Shareholders' votes will be tabulated by the persons appointed by the Chairman of the Annual Meeting to act as inspectors of election for the Annual Meeting. Directors will be elected by a plurality of the votes cast by the shares entitled to vote. The affirmative vote of a majority of the total votes cast is required both to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 1999 and to approve the proposed amendment to the Company's 1997 Stock Option Plan.

Dissenters' Rights. Under the Georgia Business Corporation Code, shareholders are not entitled to appraisal rights with respect to any of the matters to be presented at the Annual Meeting.

PROXIES

A shareholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its exercise by: (i) delivering, prior to the Annual Meeting, a written notice of revocation, bearing a date later than the date of the proxy, to W. Jeffrey Camp, Chief Financial Officer, Tekgraf, Inc., 645 Hembree Parkway, Suite J, Roswell, Georgia 30076; (ii) delivering to the Chief Financial Officer of the Company a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and voting in person. The shares represented by each properly executed proxy not subsequently revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If no specification is made, the proxy will be voted: (1) FOR Proposal 1 to elect the four nominees to the Board of Directors, each for a one-year term; (2) FOR Proposal 2 to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the year ending December 31, 1999; and (3) FOR Proposal 3 to amend the Company's 1997 Stock Option Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder from 300,000 to 600,000.

The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by officers, directors and employees of the Company, who will not be compensated specifically for such solicitation activities. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in that connection.

       HOLDERS OF SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK
          ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
           CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE POSTAGE
                     PAID ENVELOPE THAT HAS BEEN PROVIDED.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL
          OF EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

Pursuant to the Articles of Incorporation, the Board of Directors shall consist of not fewer than three directors with the precise number of directors determined by resolution of the Board of Directors. Currently, four individuals serve on the Board of Directors. The four directors elected at the Annual Meeting will hold office for a term of one year and until their successors are elected and qualified.

REQUIRED VOTE AND RELATED MATTERS

Unless otherwise specified on the proxy card, it is the intention of the persons named on the proxy card to vote the shares represented by each properly executed proxy for the election to the Board of Directors of the director nominees listed below. All nominees are now directors of the Company. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. If, however, any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Directors will be elected by a plurality of the votes cast by the shares of Common Stock entitled to vote in the election at the Annual Meeting. There are no cumulative voting rights in the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD'S NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY.


INFORMATION AS TO DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The director nominees and executive officers of the Company and their ages as of April 30, 1999 are as follows:

              DIRECTOR NOMINEES                       AGE     POSITION
              -----------------                       ---     --------

              William M. Rychel                        48     Interim Chief Executive Officer
                                                              and Director

              W. Jeffrey Camp                          37     Chief Financial Officer, Secretary
                                                              and Director

              Albert E. Sisto(1)(2)                    49     Director

              Frank X. Dalton, Jr.(1)(2)               42     Director

              -------------
              (1)  Member of Compensation Committee
              (2)  Member of Audit Committee


              OTHER EXECUTIVE OFFICERS                AGE     POSITION
              ------------------------                ---     ---------

              Martyn L. Cooper                         50     Chief Operating Officer

              J. Thomas Woolsey                        50     Chief Information Officer


Directors serve until the next annual meeting or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See "Executive Compensation -- Employment and Severance Agreements and Related Matters."

DIRECTOR NOMINEES

WILLIAM M. RYCHEL became Interim Chief Executive Officer of the Company in October 1998. He became President of the Graphics Division and a director of the Company upon completion of the Company's acquisition of G&R Marketing, Inc. ("G&R Marketing") in June 1997. Prior thereto, he served as the President of G&R Marketing, a company he co-founded and for which he served as President beginning in 1986.

W. JEFFREY CAMP, a Certified Public Accountant, joined the Company on March 1, 1998. He was appointed to serve as a director of the Company in October 1998. From 1985 until February 1998, Mr. Camp was employed by one of PricewaterhouseCoopers' predecessors, Coopers & Lybrand L.L.P., a public accounting firm. Mr. Camp earned a Bachelor of Science in accounting from Auburn University.

ALBERT E. SISTO, a director of the Company since November 1997, was most recently the Chief Operating Officer of RSA Data Security, Inc., a Security Dynamics Company. Prior to this employment, he served as President, Chairman and Chief Executive Officer of DocuMagix, Inc., a computer software company specializing in personal content management, beginning in October 1994. From September 1989 to October 1994, Mr. Sisto was the President and Chief Executive Officer of PixelCraft, Inc. (formerly BarneyScan Corporation), a manufacturer and marketer of prepress scanners, image management software and color separation software for open systems. Mr. Sisto earned a Bachelor of Science in engineering from the Stevens Institute of Technology. Mr. Sisto also serves on the Boards of Directors of Insignia Solutions, plc., a computer software company, and efax.com, a system technology company.

FRANK X. DALTON, JR., a director of the Company since November 1997, has served as a Principal of Cordova Ventures, a venture capital firm, since November 1996. From January 1996 to November 1996, Mr. Dalton was an Executive Vice President of Ambassador Capital Corporation, an investment banking firm. From November 1989 to January 1996, Mr. Dalton was employed by BDO Seidman, LLP, a public accounting firm, with his last position being Partner. Mr. Dalton earned a Bachelor of Science in accounting from the University of South Carolina and is a Certified Public Accountant.


OTHER EXECUTIVE OFFICERS

MARTYN L. COOPER became Chief Operating Officer in October 1997. Upon completion of the Company's acquisition of tekgraf, Inc., a Texas corporation ("tekgraf"), in June 1997, Mr. Cooper became a director of the Company and a Regional Sales Director. In October 1998, Mr. Cooper resigned from the Company's Board of Directors in connection with the execution of the Severance Agreement and General Release by and among the Company and Phillip C. Aginsky. Prior to his employment with the Company, Mr. Cooper served as the President of tekgraf, a company he founded in 1986. Mr. Cooper earned a Bachelor of Science in mathematics from the University of Surrey in England. For more information on Mr. Aginsky's Severance Agreement, see "--Employment and Severance Agreements and Related Matters."

J. THOMAS WOOLSEY became Chief Information Officer in January 1998. Upon completion of the Company's acquisition of Microsouth, Inc. ("Microsouth") in June 1997, Mr. Woolsey became a director of the Company and a Regional Sales Director. In October 1998, Mr. Woolsey resigned from the Company's Board of Directors in connection with the execution of Mr. Aginsky's Severance Agreement. From 1989 to June 1997, Mr. Woolsey served as the President and General Manager of Microsouth. Mr. Woolsey earned a Bachelor of Science in industrial engineering and a Masters in finance and marketing from the University of Tennessee, Knoxville. For more information on Mr. Aginsky's Severance Agreement, see "--Employment and Severance Agreements and Related Matters."


KEY PERSONNEL

SCOTT BARKER became Vice President of Sales of the Company in May 1998, after Computer Graphics Technology, Inc. ("CGT") was acquired by the Company in April 1998. Prior thereto, he served as President of CGT, a company he founded in April of 1988.

A. LOWELL NERENBERG became Vice President of Marketing during 1998. During the period between the Company's acquisition of Computer Graphics Distributing Company ("CGD") in June 1997 and his appointment as the Vice President of Marketing, Mr. Nerenberg served as a Regional Sales Director of the Company. Prior thereto, he served as President of CGD, a company he founded in 1986.


COMMITTEES OF THE BOARD OF DIRECTORS AND RELATED MATTERS

Both the Compensation and the Audit Committee are composed of Albert E. Sisto and Frank X. Dalton, Jr., the Company's independent directors. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for officers and employees of the Company and has authority to administer the Company's 1997 Stock Option Plan. See "Proposal 3 -- Description of the 1997 Stock Option Plan." The Audit Committee recommends the appointment of the Company's independent public accountants and reviews the scope of audit and non-audit assignments and related facts. During 1998, the Compensation Committee held two meetings and the Audit Committee held one meeting.

The Company does not have a standing nominating committee. The Board of Directors nominates candidates to stand for election as directors.

During the year ended December 31, 1998, the Board of Directors of the Company held five meetings. Messrs. Rychel, Dalton and Sisto attended 75% or more of these board meetings. Mr. Camp attended 75% or more of all board meetings held during his tenure as a director, which began in October 1998. Prior to their resignations, Messrs. Aginsky, Woolsey and Cooper attended 75% or more of the board meetings held during their tenure. Dan I. Bailey, a former director of the Company and the former President of the Company's Technology Division, attended two of the five board meetings held in 1998. Other than Mr. Dalton, who did not attend one of the meetings of the Compensation Committee, all committee members attended 75% or more of the committee meetings held during their tenure.

The Company has agreed, if requested by D.H. Blair Investment Banking Corp. ("Blair Investment Banking"), to nominate a designee of Blair Investment Banking to the Company's Board of Directors for a period of five years, which period began on November 10, 1997. Blair Investment Banking has not exercised this right.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Alongal, Anita and Mr. Aginsky

Alongal Extrusions, Inc. is a Georgia corporation that is wholly-owned by Anita, Ltd., a principal shareholder of the Company. Anita is wholly-owned by the New Freedom Trust, a trust for the benefit of the father of Phillip C. Aginsky, former Chairman of the Board and Chief Executive Officer of the Company. Mr. Aginsky serves as Chief Executive Officer of Alongal. From time to time since the Company's inception, Alongal made advances to the Company for working capital purposes. Such advances bore interest at a rate of 8% per annum and were payable on demand. The Company repaid all outstanding advances, in an aggregate amount of $195,000, to Alongal in the first quarter of 1998.

On October 23, 1998, Phillip C. Aginsky entered into a Severance Agreement and General Release with the Company whereby Mr. Aginsky resigned from his positions as an officer and director of the Company and its subsidiaries. Pursuant to the terms of the Severance Agreement, Mr. Aginsky will continue to serve the Company as a consultant through December 31, 1999 and is being paid a monthly payment in an amount equal to his previous monthly salary through that date. Pursuant to the terms of the Severance Agreement, the Company is also paying Mr. Aginsky amounts sufficient to maintain his current health, life and disability benefits. See "--Employment and Severance Agreements and Related Matters."

The Company's Acquisitions during 1998

In March 1998, the Company entered into three Agreements and Plans of Merger pursuant to which the Company issued an aggregate of 894,998 unregistered shares of the Company's Class A Common Stock and delivered an aggregate of $1,415,000 in cash to the shareholders of Computer Graphics Technology, Inc., a South Carolina corporation ("CGT"), Martec, Inc., a California corporation doing business as Media Graphics Distribution ("MGD"), and New England Computer Graphics, Inc., a Massachusetts corporation ("NECG") (collectively, the "1998 Subsidiaries," the acquisitions of the 1998 Subsidiaries are sometimes collectively referred to herein as the "1998 Acquisitions") as consideration for the merger of each of those companies into separate wholly-owned subsidiaries of the Company. Scott Barker, who was the president and the primary shareholder of CGT and is now a significant shareholder and key employee of the Company, received 257,400 unregistered shares of Class A Common Stock and $390,000 in cash (including shares and cash placed into escrow) as consideration for the acquisition of CGT in April 1998. Mark Lewis, who was the sole shareholder of MGD and is now a significant shareholder of the Company, received 300,000 unregistered shares of Class A Common Stock and $500,000 (including shares and cash placed into escrow) as consideration for the acquisition of MGD in May 1998. Several officers, directors and significant shareholders of the Company were also shareholders in NECG. Accordingly, in connection with the acquisition of NECG in May 1998, Messrs. Rychel, Barker and Nerenberg, together with Thomas
A. Gust, who is a significant shareholder of the Company, received approximately 36,216, 57,945, 72,432 and 36,216 shares, respectively, of unregistered Class A Common Stock (including shares placed into escrow) and approximately $56,716, $90,745, $113,431 and $56,716 in cash (including cash placed into escrow), respectively.

During 1999, the Company made purchase price adjustments for the 1998 Acquisitions for net asset values that were less than originally guaranteed by the shareholders of the 1998 Subsidiaries. The sum of the adjustment amounts received by the Company in March 1999 and the adjustment amounts still owed to the Company is approximately $477,000. Included in this amount, as detailed below, are the estimated dollar amounts received by the Company from executive officers, directors and principal shareholders of the Company:

                                                                AMOUNT
                       NAME                                   RECEIVED(1)
                       ----                                   -----------

                       William M. Rychel.................     $  29,000
                       Scott C. Barker...................       164,000
                       A. Lowell Nerenberg...............        59,000
                       Mark C. Lewis.....................       137,000
                       Thomas A. Gust....................        29,000

                       --------------
                       (1) Of the amounts listed, approximately $18,000 remains
                           to be paid to the Company.

Purchase Price Adjustments related to the 1997 Acquisitions

During 1998, the Company made purchase price adjustments related to the acquisitions it completed in June 1997. These adjustments consisted of both payments to the former shareholders of the acquired companies, for amounts by which the actual net asset values of those companies exceeded the net asset values guaranteed by the shareholders, and receipt of payments from the former shareholders of the acquired companies, for amounts by which the actual net asset values of those companies were less than the guaranteed net asset values. The total amounts received by the Company were $177,000 and the total amounts paid by the Company were $250,000. Additionally, a $90,000 note payable to two current shareholders of the Company, A. Lowell Nerenberg and Beverly Nerenberg, representing working capital advances made by them to Computer Graphics Distributing Company, one of the acquired companies, was offset against amounts owed to the Company for a deficient net asset value. Set forth below are the estimated adjustment amounts, in dollars, paid to or received from executive officers, directors and principal shareholders of the Company:

                                                              AMOUNT RECEIVED
            NAME                                             FROM OR (PAID TO)
            ----                                             -----------------

            William M. Rychel..........................         $   54,000
            Martyn L. Cooper...........................             14,000
            A. Lowell and Beverly Nerenberg............             55,000
            Thomas A. Gust.............................             54,000
            J. Thomas Woolsey..........................           (250,000)


Transactions Between the Company's Subsidiaries and Their Respective Affiliates

William M. Rychel, Interim Chief Executive Officer and a director of the Company and Thomas Gust, a significant shareholder of the Company, are the co-owners, together with Mr. Gust's brother, of G/B Marketing, Inc. ("G/B"), a manufacturers' representative in the computer business which shares office space with G&R Marketing, Inc., one of the Company's subsidiaries. G&R Marketing makes payments on behalf of G/B for such firm's portion of certain overhead expenses, including rent, telephone and facilities maintenance. G/B reimburses G&R Marketing for such costs on a regular basis. During the year ended December 31, 1998, the total amount of such payments made by G&R Marketing on behalf of G/B was approximately $55,000.

From time to time, G&R Marketing has sold inventory at cost to NECG. During the year ended December 31, 1998, prior to the acquisition of NECG by Tekgraf, G&R Marketing sold inventory to NECG approximating $510,000, of which approximately $460,000 was sold after the definitive acquisition agreement had been signed. Messrs. Rychel, Gust, Nerenberg and Barker were shareholders of NECG prior to its acquisition by the Company.


Other Transactions

Certain shareholders of the Company, including Dan I. Bailey, a former officer and director of the Company, have made non interest-bearing working capital advances to the Company over the past several years. In February 1998, the Company repaid its indebtedness of approximately $50,000 to Mr. Bailey. See "-- Employment and Severance Agreements."

J. Thomas Woolsey, who is the Chief Information Officer and a significant shareholder of the Company, owns 50% of CAD Temps, Inc., a temporary employment agency that manages the Company's Advanced Software Learning Center. In 1998, the Company paid management fees of $95,310 to CAD Temps, Inc. for management of the Company's Advanced Software Learning Center.

The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company has adopted a policy that all future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC" or the "Commission") and the NASDAQ National Market. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, during fiscal 1998, its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that Mr. Gust filed a Report on Form 5 rather than on Form 4 to report his receipt of shares in the NECG acquisition.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation awarded to, earned by, or paid for services rendered to the Company and its subsidiaries in all capacities during the fiscal years ended December 31, 1998, 1997 and 1996, by (i) the Company's Interim Chief Executive Officer and former Chief Executive Officer and (ii) the Company's and its subsidiaries' four other most highly compensated executive officers whose salary and bonus for 1998 exceeded $100,000 (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                               ANNUAL COMPENSATION                   COMPENSATION
                                                        ---------------------------------            ------------
                                                                                                      SECURITIES
                                                                                  OTHER ANNUAL        UNDERLYING
NAME AND PRINCIPAL POSITION                 YEAR     SALARY($)     BONUS($)(5)   COMPENSATION($)    OPTIONS/SARS(8)
---------------------------                 ----    ----------     -----------   ---------------    ---------------

William M. Rychel......................     1998    $ 125,000       $ 25,000             --                --
 Interim Chief Executive Officer            1997      146,900 (4)         --             --                --
                                            1996      120,000         50,000       $ 67,889(7)             --

Phillip C. Aginsky (1).................     1998      104,167             --                               --
 Former Chairman and Chief                  1997      192,916 (4)     39,000 (6)         --                --
   Executive Officer                        1996           --        369,137 (6)      3,338                --

Martyn L. Cooper.......................     1998      125,000         12,500             --                --
 Chief Operating Officer                    1997      137,500 (4)         --             --                --
                                            1996       73,708             --             --                --

Thomas J. Woolsey......................     1998      125,000         12,500             --                --
 Chief Information Officer                  1997      114,840 (4)         --             --                --
                                            1996       58,858             --             --                --

W. Jeffrey Camp(2).....................     1998      104,167         12,500             --            45,000
 Chief Financial Officer and Secretary


Dan I. Bailey (3)......................     1998      125,000             --             --                --
 Former President of the                    1997      106,666 (4)         --             --                --
    Technology  Division                    1996       60,000        131,000          1,820                --

------------

(1) On October 23, 1998, Mr. Aginsky entered into a Severance Agreement and General Release with the Company pursuant to which he resigned from all positions that he held with the Company and its subsidiaries. Pursuant to the terms of the Severance Agreement, Mr. Aginsky will continue to serve the Company as a consultant through December 31, 1999 and will be paid a monthly amount equal to his previous monthly salary through that time. The sum of these monthly payments totaled $20,833 between Mr. Aginsky's resignation and December 31, 1998. Prior to his resignation, Mr. Aginsky earned an aggregate salary during 1998 of $104,167.

(2) Mr. Camp began his employment with the Company on March 1, 1998 at a base annual compensation of $125,000.

(3) Mr. Bailey resigned from all his positions as a director and officer of the Company and its subsidiaries in January 1999.

(4) The employment agreements of Messrs. Rychel, Aginsky, Cooper, Woolsey and Bailey each provide for a base salary of $125,000, beginning June 2, 1997. $72,900 of the amount of the 1997 salary shown for each of these individuals in the table above represents the approximate amount paid by the Company to each individual from June 2, 1997 through December 31, 1997. The remainder of each 1997 salary amount represents the compensation paid to the individual during the first five months of 1997 by the entity by whom that individual was employed during that time, which was prior to the acquisition of the 1997 Subsidiaries by the Company.

(5) Bonus amounts for the year ended December 31, 1998, approved by the Compensation Committee on January 26, 1999, were paid in March 1999.

(6) In 1997, $39,000 was paid to Alongal as a management fee for providing Mr. Aginsky's services to the Company. In 1996, $135,000 was paid for the same purposes. Mr. Aginsky serves as Chief Executive Officer of Alongal. See "Certain Relationships and Related Transactions."

(7) Includes $16,182 of life and health insurance premiums paid by G&R Marketing and $51,707 of other perquisites, automobile allowances and personal travel.

(8) All figures in this column reflect options to purchase shares of Class A Common Stock.


EMPLOYMENT AND SEVERANCE AGREEMENTS

In June 1997, the Company entered into two-year employment agreements with each of Messrs. Aginsky, Bailey, Rychel, Cooper and Woolsey, as well as with Patrick
J. McLaughlin and A. Lowell Nerenberg, each of which provides for a base annual compensation of $125,000. In April 1998, the Company and the subsidiaries that survived the mergers with CGT, MGD and NECG entered into employment agreements with Scott Barker, Mark Lewis and David Boston, each being the respective principal executive officer of these companies, on terms similar to those set forth above.

On October 23, 1998, Phillip C. Aginsky entered into a Severance Agreement and General Release with the Company whereby Mr. Aginsky resigned from his positions as an officer and director of the Company and its subsidiaries. Pursuant to the terms of the Severance Agreement, Mr. Aginsky will continue to serve the Company as a consultant through December 31, 1999 and is being paid a monthly payment in an amount equal to his previous monthly salary through that date. Pursuant to the terms of the Severance Agreement, Mr. Aginsky will have the right, exercisable once during the three year period beginning on October 23, 1998, to nominate a person other than himself to the Board. Pursuant to the terms of the Severance Agreement, the Company is also paying Mr. Aginsky monthly amounts sufficient to maintain his current health, life and disability benefits. The Severance Agreement also provides for various releases from liability by the parties.

In January 1999, the Company determined that Dan I. Bailey, a former director of the Company who was also the President of the Company's Technology Division and the Company's Secretary, had resigned from all of his positions as an officer and director of the Company and its subsidiaries, due to the fact that he had ceased providing services to the Company. It is possible that Mr. Bailey will pursue a claim against the Company for severance benefits.

On March 1, 1998, the Company entered into an employment agreement with W. Jeffrey Camp to serve as Chief Financial Officer of the Company for a base annual compensation of $125,000. Also on March 1, 1998, Mr. Camp was granted options to purchase 45,000 shares of Class A Common Stock at an exercise price of $3.00 per share. 15,000 of these options vested on March 1, 1998, 15,000 vested on March 1, 1999, and 15,000 will vest on March 1, 2000. This employment agreement is terminable by the Company at any time, upon six months' written notice. See "--Option Grants."

Except for Mr. Camp's employment agreement, all of the agreements also contain two-year post-termination confidentiality and non-competition provisions. Public policy limitations and the difficulty of obtaining injunctive relief may impair the Company's ability to enforce the non-competition and nondisclosure covenants made by its employees.

In connection with the Company's initial public offering in November 1997, the Company agreed with its underwriter, D.H. Blair Investment Banking Corp., that the annual compensation of each of the Company's executive officers, division managers and regional operating managers would not exceed $125,000 for a period of 13 months from the closing of the Company's initial public offering, which period expired in December 1998.

The Company has obtained key-person life insurance in the amount of $2,000,000 on the life of Mr. Rychel and $1,000,000 on the lives of each of Messrs. Woolsey and McLaughlin.

OPTION GRANTS

The following table sets forth information with respect to grants of stock options to the Named Executive Officers during the year ended December 31, 1998. Mr. Camp was the only Named Executive Officer to receive option grants during 1998.


                            OPTION GRANTS DURING 1998

                                             INDIVIDUAL GRANTS(A)
                       ------------------------------------------------------------------
                                                                                          POTENTIAL REALIZABLE VALUE AT
                                      PERCENT OF                                              ASSUMED ANNUAL RATES
                         NUMBER OF       TOTAL                                                      OF STOCK
                         SECURITIES     OPTIONS                                                PRICE APPRECIATION
                         UNDERLYING   GRANTED TO                                               FOR OPTION TERM(1)
                          OPTIONS    EMPLOYEES IN    EXERCISE                EXPIRATION   -----------------------------
NAME                      GRANTED     FISCAL YEAR     PRICE     GRANT DATE      DATE           5%              10%
----                     ----------   -----------    --------   ----------   ----------   -----------     -------------

W. Jeffrey Camp (2)       45,000          17%         $3.00        3/98         2008        $84,900        $215,155

--------------

(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.
(2) On March 1, 1998, the Company granted to W. Jeffrey Camp options to purchase 45,000 shares of the Company's Class A Common Stock at an exercise price of $3.00 per share. These options are exercisable as follows: 15,000 on each of March 1, 1998, 1999 and 2000.


OPTION EXERCISES AND HOLDINGS

During the year ended December 31, 1998, no stock options were exercised by the Named Executive Officers. The following table sets forth information with respect to Mr. Camp concerning the value of all unexercised options held at December 31, 1998. No other Named Executive Officer holds any stock options.


                          FISCAL YEAR-END OPTION VALUES

                                               NUMBER OF SECURITIES
                                                    UNDERLYING                       VALUE OF UNEXERCISED
                                                    UNEXERCISED                      IN-THE-MONEY OPTIONS
                                                OPTIONS AT FISCAL                             AT
                                                     YEAR-END                           FISCAL YEAR-END
              NAME                         EXERCISABLE/UNEXERCISABLE(1)          EXERCISABLE/UNEXERCISABLE(2)
         ---------------                   ----------------------------          ----------------------------
         W. Jeffrey Camp                         15,000 / 30,000                           $ 0 / $ 0

-----------

(1) The options, which were granted on March 1, 1998, are exercisable as follows: 15,000 on each of March 1, 1998, 1999 and 2000.

(2) Represents the difference between the exercise price per share and the market value of the Class A Common Stock at December 31, 1998. There were no In-the-Money options outstanding on December 31, 1998.

COMPENSATION OF THE COMPANY'S DIRECTORS

During 1998, non-employee directors received $500 for each Board and Committee meeting attended and were reimbursed for their expenses in attending such meetings. In March 1999, the Board voted to increase the compensation paid to non-employee directors by adopting a resolution to pay such directors $4,000 per year, paid quarterly, plus $1,000 for each Board meeting attended. Members of the Audit Committee and the Compensation Committee will receive an additional $500 per year. Directors are not precluded from serving the Company in any other capacity and receiving compensation therefor. Directors are also entitled to receive options under the 1997 Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 1998, Phillip C. Aginsky, Albert E. Sisto and Frank X. Dalton, Jr. participated in deliberations of the Company's Board of Directors concerning executive officer compensation. Until October 23, 1998, Mr. Aginsky served as a director of the Company, Chairman of the Board, and Chief Executive Officer. Contemporaneously with the execution of his Severance Agreement, Mr. Aginsky resigned from, among other things, his positions as a director of the Company and a member of the Compensation Committee. For a description of transactions between the members of the Compensation Committee or their affiliates and the Company, see "Certain Relationships and Related Transactions."


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Commission, in whole or in part, the following report and the Stock Performance Chart which follows shall not be deemed to be incorporated by reference into any such filing.

The following report of the Compensation Committee describes the philosophy, objectives and components of the Company's executive compensation programs for 1999 and discusses the determination of the compensation for the Chief Executive Officer for 1999.

The members of the Compensation Committee are Messrs. Albert E. Sisto and Frank
X. Dalton, Jr. Messrs. Sisto and Dalton are non-executive directors of the Company.

The Company's primary objective in designing and implementing its compensation program is to maximize shareholder value over time through alignment of employee performance with business goals and strategies that serve shareholders' interests. The overall goal of the Compensation Committee is to develop executive compensation and equity-based programs which are consistent with and linked to the Company's strategic and annual business objectives.

Compensation Philosophy. The Compensation Committee adheres to a compensation policy that:

    1. will attract and retain key executives crucial to the long-term success of the Company;

    2.   relates to the achievement of operational and strategic objectives; and

    3. is commensurate with each executive's performance, experience and responsibilities.

    Specifically, the Compensation Committee has adopted certain principles which are applied in structuring the compensation opportunity for executive officers. These are:

    Long-Term and At-Risk Focus. A significant percentage of total compensation for executive officers should be composed of long-term, at-risk rewards to focus senior management on the long-term interests of shareholders. Equity-based plans should comprise a major part of the long-term, at-risk portion of the total compensation to encourage shareholder value-based management decisions, and to link compensation to Company performance and shareholder interests.

    Short-Term and At-Risk Focus. A significant portion of cash compensation for executives is linked to the achievement of annual bonus plans or performance objectives. This includes cash bonuses that may be approved by the Compensation Committee relating to these objectives. There is a real risk in bonuses paid under this plan, recognizing variability in individual, unit and overall Company performance. Competitiveness. Base pay and total compensation should be competitive with other similar companies based upon size, products and markets. The particular qualifications of an individual holding the position and his or her level of experience are considered in establishing a salary level when a person is appointed to a position. Salaries are generally reviewed annually. In many instances a primary factor in setting salary levels is the Company's desire to provide compensation sufficient to induce these individuals to join or remain in the employment of the Company. A proxy survey of peer group companies is conducted periodically.

Stock Option Awards and Restricted Stock Grants

Equity-based compensation will comprise a significant portion of the Company's executive officer compensation programs. These plans are administered solely by the Compensation Committee. These are the two plans utilized for this component of the executive office long-term, equity-oriented compensation. These involve stock options and restricted stock grants.

Stock options provide executive officers and certain other key employees with the opportunity to achieve an equity interest in the Company. Stock options are granted at 100% of the fair market price on the date of the grant and vest over a period of five years, with 20% of such options vesting each year during the five-year period. See Proposal 3 for a description of our stock option plan.

The object is to emphasize a long-term focus by key employees in the acquisition and holding of common stock. The number of stock options granted is based on the individual's potential to contribute to the future growth of the Company. The frequency and size of individual grant amounts vary with changes in the individual's potential to contribute to the future growth of the Company. The number of options required to achieve target grant values based on the prevailing fair market value of the common stock serves in part to determine the number of options granted annually.

Restricted Stock

Restricted stock grants are designed to be granted on a selective basis to key employees to further focus them on the long-term performance of the Company. Grants of restricted stock are subject to forfeiture if a grantee, among other conditions, fails to perform or leaves the Company prior to the expiration of the restricted period. Restricted periods are generally from two to four years.

Target Stock Ownership

The Company's Board of Directors and management believe that significant stock ownership is a major incentive in building shareholder value and aligning the interests of executives and shareholders. The Board has adopted guidelines for minimum target ownership by senior executives. Guidelines are based upon a multiple of base salary and range from .75 to 3 times annual salary amounts.

Chief Executive Officer Compensation

The compensation arrangements for Mr. Aginsky, the Company's chief executive officer until October 1998, and Mr. Rychel, the Company's Interim Chief Executive Officer since the date of Mr. Aginsky's resignation, were based on the provisions of their respective employment agreements with the Company, which were originally entered into in June 1997. Pursuant to those employment agreements, Mr. Aginsky and Mr. Rychel both received annual salaries of $125,000 in 1998. The Company has agreed with the underwriters from its 1997 initial public offering that the compensation of the Company's executive officers, division managers and regional operating managers will not exceed $125,000 for any of such individuals for a period of 13 months from the closing of the initial public offering, which period expired in December 1998.

                             COMPENSATION COMMITTEE

                              Frank X. Dalton, Jr.
                                 Albert E. Sisto

COMPARATIVE COMPANY PERFORMANCE

The graph shown below is a line-graph presentation comparing the Company's cumulative shareholder return on an indexed basis based on an investment of $100 in the Company's Class A Common Stock (NASDAQ: TKGFA) on November 10, 1997 with the cumulative shareholder return on an indexed basis for the Nasdaq National Market (NASDAQ: *IXIC) and the cumulative shareholder return for the Nasdaq Computer and Data Processing Services Index (NASDAQ:
*IXK).


                COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN


                                                                        NASDAQ
                                                     NASDAQ        COMPUTER AND DATA         CLASS A
                    MEASUREMENT PERIOD            STOCK MARKET        PROCESSING         COMMON STOCK OF
                   (FISCAL YEAR COVERED)        (U.S. COMPANIES)    SERVICES INDEX        TEKGRAF, INC.
                   ---------------------        ----------------   -----------------     ---------------

                         11/10/97                    100.00             100.00               100.00
                         12/31/97                     98.72              95.89                42.44
                         12/31/98                    137.84             175.79                29.07

     Notes:

         a. If the fiscal year end is not a trading day, the preceding trading day is used.

         b.       The index level for all series was set to 100.00 on November
                  10, 1997.

         c.       The Company's Class A Common Stock began trading on November
                  10, 1997.

BENEFICIAL OWNERSHIP OF CAPITAL STOCK

The following table provides information, as of April 16, 1999, concerning beneficial ownership of Common Stock by: (i) each person or entity known by the Company to beneficially own more than 5% of the outstanding Class A or Class B Common Stock; (ii) each director of the Company; (iii) each Named Executive Officer; and (iv) all directors and executive officers of the Company as a group. The information in the table is based on information from the named persons regarding ownership of Common Stock. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares shown as beneficially owned by them.


                                          SHARES BENEFICIALLY                   PERCENT OF CLASS
                                               OWNED (2)                           OUTSTANDING
NAME AND ADDRESS (1)                  ----------------------------        -----------------------------      PERCENT OF
OF BENEFICIAL OWNER                     CLASS A (3)      CLASS B            CLASS A(3)        CLASS B       VOTES (2)(3)
-------------------                   ---------------  -----------        --------------    -----------   ----------------

Anita, Ltd.....................          75,000(5)(6)   1,191,333              2.37%           37.71%           31.80%
Dan I. Bailey..................              --           257,000                --             8.14%              -- (4)
William M. Rychel..............         117,983           284,942              3.72%            9.02%            8.13%
Martyn L. Cooper...............          41,955(5)        258,545              1.33%            8.18%            7.04%
W. Jeffrey Camp................          30,000(8)             --                 *               --                *
J. Thomas Woolsey..............          75,445(5)        489,055              2.38%           15.48%           13.29%
Thomas A. Gust.................          40,216           376,625              1.27%           11.92%           10.14%
Peter Goletz...................              --           257,000                --             8.14%              -- (4)
Beverly Nerenberg..............          72,432           213,333(7)           2.29%            6.75%            6.01%
Scott C. Barker................         315,344                --              9.95%              --             1.66%
Mark C. Lewis..................         300,000                --              9.47%              --             1.58%
D.H. Blair  & Co., Inc.........         220,000(9)             --              6.94%              --             1.16%
All executive officers and
directors as a group (five
    persons)...................         265,383         1,289,542              8.30%           40.82%           35.34%

-------------
*  Represents less than 1%.

(1) Unless otherwise noted, the address of each of the beneficial owners of more than 5% of the Company's Common Stock is c/o Tekgraf, Inc., 645 Hembree Parkway, Suite J, Roswell, Georgia 30076. The address of Dan I. Bailey is 5036 Sherifield Drive, Marietta, Georgia 30068.

(2) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from April 16, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. All figures presented in the table include shares currently held in escrow pursuant to various escrow agreements involving the parties.

(3) If shares of Class B Common Stock are owned by the same person or group, excludes shares of Class B Common Stock that are convertible into a corresponding number of shares of Class A Common Stock.

(4) In November 1997, certain of the pre-acquisition shareholders, including Messrs. Bailey and Goletz, pledged all of their shares (an aggregate of 559,333 shares) to Anita, Ltd. in connection with personal loans and granted Anita voting proxies with respect to such shares. The pledged shares have been included in the number and percent of shares beneficially owned for both Anita and the respective pledgors. The percent of voting power figures, however, attribute the voting power of such shares solely to Anita.

(5) Includes shares of Class A Common Stock that were part of the 100,000 units that Anita, Mr. Cooper and Mr. Woolsey purchased in the Company's initial public offering. This table does not reflect the 75,000 warrants purchased by Anita, the 10,000 warrants purchased by Mr. Cooper, or the 15,000 warrants purchased by Mr. Woolsey as components of the units purchased. Each warrant entitles its holder to purchase one share of Class A Common Stock at an exercise price of $8.40 until November 2002.

(6) Anita, Ltd. is a company owned by the New Freedom Trust, a trust for the benefit of the father of Mr. Phillip Aginsky. The trustee of the New Freedom Trust, appointed by Mr. Aginsky's father-in-law, as Protector, is Riverbank, Ltd. The address of Anita, Ltd. is PO Box 124, Mignot Plateau, Cornet Street St. Peter Port, Guernsey, Channel Islands, GYI 4EG.

(7)      Includes shares held by her husband, A. Lowell Nerenberg.

(8) Represents options that are currently exercisable at an exercise price of $3.00 per share.

(9) This information is based on a letter received from counsel to D.H. Blair & Co., Inc. on April 29, 1999. The address of D.H. Blair & Co., Inc. ("Blair") is 84 Williams Street, New York, New York 10038. The amounts shown do not include warrants held by Blair to purchase 15,000 shares of Class A Common Stock. Each warrant entitles the holder to purchase one share of Class A Common Stock at an exercise price of $8.40 through November 2002.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 2)

The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to continue as independent public accountants for the Company for the year ending December 31, 1999, subject to ratification of such appointment by the shareholders. PricewaterhouseCoopers LLP has served as the Company's independent public accountants since 1994. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of PricewaterhouseCoopers LLP, independent public accountants, to audit the books and accounts of the Company for the year ending December 31, 1999. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

REQUIRED VOTE AND RELATED MATTERS

The approval by a majority of the total votes cast on the proposal is required to approve the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 1999.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

        APPROVAL OF THE PROPOSED AMENDMENT TO THE 1997 STOCK OPTION PLAN
                                  (PROPOSAL 3)

The 1997 Stock Option Plan (the "Plan") was adopted by the Board of Directors and approved by the Company's shareholders in August 1997. There are 300,000 shares of Class A Common Stock currently reserved for issuance under the Plan. The Board of Directors has voted, subject to shareholder approval, to amend the Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder to 600,000 shares.

The Board of Directors believes that stock options are important to attract and to encourage the continued employment and service of officers and other key employees by facilitating their purchase of equity interests in the Company. The purpose of the Plan is to further the growth and success of the Company by enabling selected employees to acquire shares of common stock, thereby increasing their personal interest in our growth and success, and to provide a means of rewarding outstanding performance by such persons. The Board of Directors believes that it is advisable that the Company and its shareholders continue to have the incentive of stock options available as a means of attracting and retaining officers and other key employees. As of December 31, 1998, options to purchase 42,500 shares remained available for grants under the Plan, and approximately 144 employees of the Company and its subsidiaries were eligible to participate in the Plan. Except for options to purchase 45,000 shares of Class A Common Stock that were issued to the Chief Financial Officer, all options were granted to employees of the Company, none of whom are Named Executive Officers. Approval of the proposed amendment will increase the number of shares available for issuance under the Plan from 300,000 shares to 600,000 shares.

The principal provisions of the Plan are summarized below. This summary is not complete and is qualified in its entirety by reference to the 1997 Stock Option Plan (incorporating the proposed amendment), a copy of which is attached hereto as Appendix A.

DESCRIPTION OF THE PLAN

In August 1997, the Board of Directors adopted and the Company's shareholders approved the Plan, which reserved for issuance 300,000 shares of the Company's Class A Common Stock and pursuant to which employees, officers and directors of, and consultants or advisers to, the Company and any subsidiary corporations are eligible to receive incentive stock options ("incentive options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and/or options that do not qualify as incentive options ("non-qualified options"). The Plan, which expires in August 2007, will be administered by the Board of Directors or a committee of the Board of Directors, provided, however, that with respect to "officers" and "directors," as such terms are defined for the purposes of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), such committee shall consist of "disinterested" directors as defined in Rule 16b-3, but only if at least two directors meet the criteria of "disinterested" directors as defined in Rule 16b-3. The purposes of the Plan are to ensure the retention of existing and future executive personnel, key employees, directors, consultants and advisors who are expected to contribute to the Company's future growth and success and to provide additional incentive by permitting such individuals to participate in the ownership of the Company, and the criteria to be utilized by the Board of Directors or the committee in granting options pursuant to the Plan will be consistent with these purposes. The Plan provides for automatic grants of options to certain directors in the manner set forth below.

Options granted under the Plan may be either incentive options or non-qualified options. Incentive options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Class A Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a shareholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Class A Common Stock on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non-qualified option. Options granted under the Plan to officers, directors or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within 90 days of the date of termination of the employment relationship or directorship. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within 12 months of the date of termination of the employment relationship or directorship. Upon the exercise of an option, payment may be made by cash or by any other means that the Board of Directors or the Compensation Committee determines. No option may be granted under the Plan after August 2007.

Options may be granted only to such employees, officers and directors of, and consultants and advisors to, the Company or any subsidiary of the Company as the Board of Directors or the Compensation Committee shall select from time to time in its sole discretion, provided that only employees of the Company or a subsidiary of the Company shall be eligible to receive incentive options. An optionee may be granted more than one option under the Plan. The Board of Directors or the Compensation Committee will, in its discretion, determine (subject to the terms of the Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option, whether the options are incentive options or non-qualified options, and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors deemed relevant in accomplishing the purpose of the Plan. As of December 31, 1998, options to purchase 257,500 shares of Class A Common Stock were outstanding under the Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

The grant of an option is not a taxable event for the optionee or the Company. With respect to incentive options, an optionee will not recognize taxable income upon grant or exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, the determination of the amount included in the alternative minimum taxable income may be delayed, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. This excess increases the optionee's basis in the shares for purposes of the alternative minimum tax but not for purposes of the regular income tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options (e.g., for a year in which the shares are sold at a gain). Generally, the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

If all of the requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize as ordinary income upon the disposition of the shares an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. However, if the optionee was subject to certain restrictions under the securities laws at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise to have taxable income determined without regard to such restrictions. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Company complies with applicable reporting (if any) and other requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

If, pursuant to an option agreement, an optionee exercises an incentive option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a non-taxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. These rules would not apply if the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement. In that case, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If, pursuant to an option agreement, the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substitute tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. However, the fair market value of any shares received in excess of the number of shares surrendered (i.e., the difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option) will be taxed as ordinary income.

REQUIRED VOTE AND RELATED MATTERS

The approval by a majority of total votes cast is required to approve the amendment to the Plan to increase the number of shares of Class A Common Stock available for issuance thereunder from 300,000 to 600,000.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

The Company provides all shareholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next Annual Meeting of Shareholders, which currently is expected to be held in May 2000. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in the Company's Proxy Statement for the next annual meeting of shareholders, shareholders must submit any such proposal to the Company no later than January 4, 2000, to the attention of its Secretary, at the Company's principal place of business in Roswell, Georgia. Shareholders may also submit the names of individuals who they wish to be considered by the Board of Directors as nominees for directors.


                                VOTING PROCEDURES

Shareholders' votes will be tabulated by the persons appointed by the chairman of the Annual Meeting to act as inspectors of election for the Annual Meeting. All shares represented and entitled to vote on a proposal, whether voted for or against the proposal, or abstaining from voting, will be counted as present and entitled to vote on the proposal.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The Company hereby incorporates by reference into this Proxy Statement the following sections of the Company's Annual Report on Form 10-K for the year ended December 31, 1998: (i) Management's Discussion and Analysis of Financial Condition and Results of Operations set forth at pages 15 through 21 thereof;
(ii) Consolidated Financial Statements set forth at pages F-3 through F-6 thereof; (iii) Notes to Consolidated Financial Statements set forth at pages F-7 through F-16 thereof; and (iv) Report of Independent Accountants set forth at page F-2 thereof.

The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents referred to above which have been incorporated by reference in this Proxy Statement. Such written or oral request should be directed to W. Jeffrey Camp, Chief Financial Officer, Tekgraf, Inc., 645 Hembree Parkway, Suite J, Roswell, Georgia 30076;
(770) 442-6060.


                              AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of the reports, proxy statements and other information can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system. The Class A Common Stock of the Company and the Warrants are traded on the Nasdaq National Market (Symbols: TKGFA and TKGFW, respectively), and such reports, proxy statements and other information concerning the Company also can be inspected at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006.

A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 accompanies this Proxy Statement. The Annual Report contains consolidated financial statements of the Company and the report thereon of PricewaterhouseCoopers LLP.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote such proxy on such matters as determined by a majority of the Board of Directors.

                                           By Order of the Board of Directors

                                           /s/ William M. Rychel
                                           -------------------------------------
                                           William M. Rychel
                                           Interim Chief Executive Officer


Roswell, Georgia
Dated:  April 30, 1999

                                                                        APPENDIX


                       PROXY SOLICITED FOR ANNUAL MEETING
                               OF SHAREHOLDERS OF
                                  TEKGRAF, INC.
                             TO BE HELD MAY 26, 1999


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints William M. Rychel and W. Jeffrey Camp and each or either of them, the true and lawful agents and proxies of the undersigned with full power of substitution in each, to represent and vote, as indicated on the reverse, all of the shares of Class A Common Stock and Class B Common Stock of Tekgraf, Inc. ("Tekgraf") that the undersigned would be entitled to vote at the 1999 Annual Meeting of Shareholders of Tekgraf, to be held on May 26, 1999 at the Crowne Plaza Atlanta Airport Hotel located at 1325 Virginia Avenue, Atlanta, Georgia 30344, at 10:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders, receipt of which is acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED: (I) FOR PROPOSAL 1 TO ELECT THE FOUR NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS, EACH FOR A ONE-YEAR TERM; (II) FOR PROPOSAL 2 TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS TEKGRAF'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999; (III) FOR PROPOSAL 3 TO APPROVE AN AMENDMENT TO TEKGRAF'S 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 300,000 TO 600,000; AND (IV) AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

1.       ELECTION OF DIRECTORS:

                                    William M. Rychel                           Frank X. Dalton, Jr.
                                    W. Jeffrey Camp                             Albert E. Sisto


                           ( )      FOR all nominees                   ( )      WITHHOLD AUTHORITY to
                                    listed (except as                           vote for all nominees
                                    marked to the contrary)

                                    (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space provided below.)

2. PROPOSAL to ratify the appointment of PricewaterhouseCoopers LLP as Tekgraf's independent public accountants for the year ending December 31, 1999.



            ( )    FOR             ( )    AGAINST           ( )    ABSTAIN

3. PROPOSAL to approve an amendment to Tekgraf's 1997 Stock Option Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder from 300,000 to 600,000.


            ( )    FOR             ( )    AGAINST           ( )    ABSTAIN

4. IN THEIR DISCRETION, to act upon such other business as may properly come before the meeting or any adjournment thereof.

                                                    Dated:_________________,1999


    ---------------------------              -----------------------------------
    Number of Shares                         Signature of Shareholder(s)
    of Class A Common Stock


    ---------------------------              -----------------------------------
    Number of Shares                         Signature of Shareholder(s)
    of Class B Common Stock

                                    Note: Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Please Mark, Date and Return the Proxy Card promptly using the enclosed envelope.

                                                                      APPENDIX A

                                  TEKGRAF, INC.

                             1997 STOCK OPTION PLAN


1.       Purpose.

         The purpose of this plan (the "Plan") is to secure for TEKGRAF, INC. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.       Type of Options and Administration.

         (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of
Section 422 of the Code.

         (b) Administration. The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Committee may in its sole discretion grant options to purchase shares of the Company's Class A Common Stock, $.001 par value per share ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

         (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, subject to the last sentence of Section 3(b), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.       Eligibility.

         (a) General. Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company provided, that Incentive Stock options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine.

         (b) Grant of Options to Reporting Persons. From and after the registration of the Common Stock of the Company under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by a committee consisting of two or more directors having full authority to act in the matter, each of whom shall be a "disinterested person." For the purposes of the Plan, a director shall be deemed to be a "disinterested person, only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time. If at least two of the members of the Board of Directors do not qualify as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time, then the granting of options to officers and directors who are Reporting Persons under the Plan shall not be determined in accordance with this Section 3(b) but shall be determined in accordance with the other provisions of the Plan.

4.       Stock Subject to Plan.

         The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 600,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.       Forms of Option Agreements.

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.       Purchase Price.

         (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

         (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or
(iii) by any combination of such methods of payment.

7.       Option Period.

         Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.       Exercise of Options.

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting

Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9.       Nontransferability of Options.

         No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

10.      Effect of Termination of Employment or Other Relationship.

         Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

11.      Incentive Stock options.

         Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

         (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

                  (ii) the option exercise period shall not exceed five years from the date of grant.

         (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

         (d) Termination of Employees, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                  (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                  (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                  (iii) if the optionee becomes disabled (within the meaning of Section 22(e) (3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12.      Additional Provisions.

         (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code.

         (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).

13.      General Restrictions.

         (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

         (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.      Rights as a Stockholder.

         The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. Adjustment Provisions for Recapitalizations, Reorganizations and Related Transactions.

         (a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and
(z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

         (b) Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

         (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.      Merger, Consolidation, Asset Sale, Liquidation, etc.

         (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

         (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.      No Special Employment Rights.

         Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.      Other Employee Benefits.

         Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.      Amendment of the Plan.

         (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

         (b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify
(i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20.      Withholding.

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

         (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of
Section 3(b) herein, no election to use
shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21.      Cancellation and New Grant of options, Etc.

         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.      Effective Date and Duration of the Plan.

         (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b)      Termination. Unless sooner terminated in accordance with
Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.      Provision for Foreign Participants.

         The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24.      Governing Law.

         The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

         Adopted by the Board of Directors on August 7, 1996, and amended on May 26, 1999.